UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 17, 2011 (November 10, 2011)

Baldwin Technology Company, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
1-9334	13-3258160
(Commission File Number)	(IRS Employer Identification No.)

2000 NW Corporate Blvd, Suite 101, Boca Raton, FL	33431
(Address of Principal Executive Offices)	(Zip Code)
561-367-2950
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendment of the 2005 Equity Compensation Plan

On August 16, 2011, the Board of Directors of Baldwin Technology Company, Inc. (the “Company”) approved an amendment to the Company’s 2005 Equity Compensation Plan, as amended (the “Plan”) to reflect an increase in the authorized shares of the Company’s Class A Common Stock reserved for awards under the Plan by 1,000,000 shares, to a total of 3,200,000 shares (which Plan amendment was described as Proposal No. 3 in the Company’s 2011 Proxy Statement).  As described in Item 5.07 below, this amendment to the Plan was approved by the Company’s stockholders at the Annual Meeting of Stockholders (the “Annual Meeting”) held on November 10, 2011.

A copy of the Plan, as approved by shareholders on November 10, 2011 is filed herewith as Exhibit 10.1 and is hereby incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 10, 2011, the Company held its Annual Meeting in Shelton, Connecticut.

At the Annual Meeting, three proposals were submitted to a vote by stockholders: (1) the election of two Class III Directors to serve for three-year terms or until their respective successors are duly elected and qualified; (2) the ratification of the appointment of Grant Thornton LLC as the Company’s independent registered public accountants for the fiscal year ending June 30, 2012; and (3) the approval of an amendment to the Company’s 2005 Equity Compensation Plan, as amended, to increase the maximum aggregate number of shares of the Company’s Class A Common Stock that may be issued to Participants or their Beneficiaries pursuant to all Awards granted under the Plan by 1,000,000 to 3,200,000.

Class A and Class B Common Stockholders, voting together as a single class, with each share of Class A Common Stock having one vote per share and each share of Class B Common Stock having ten votes per share, cast their votes as follows:

ELECTION OF DIRECTORS

	FOR	WITHHOLD	BROKER NON-VOTE
Claes Warnander	13,596,929	691,728	5,204,877
Paul J. Griswold	13,833,778	454,879	5,204,877

RATIFICATION OF AUDITORS

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
18,883,939	253,921	355,674	0

AMENDMENT OF 2005 EQUITY COMPENSATION PLAN

FOR	AGAINST	ABSTAIN	BROKER NON-BROKER
11,093,660	2,866,408	328,589	5,204,877

Item 8.01	Other Events

In August 2011, the Board of Directors approved the Management Incentive Compensation Plan (MICP) for the Company’s fiscal year ending June 30, 2012, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1

Baldwin Technology Company, Inc. 2005 Equity Compensation Plan, as amended, as approved by the Company’s stockholders on November 10, 2011 (filed as Exhibit A to the Company’s definitive proxy statement dated October 21, 2011) and incorporated herein by reference.

99.1	Management Incentive Compensation Plan for the fiscal year ending June 30, 2012 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BALDWIN TECHNOLOGY COMPANY, INC.
(Registrant)

		By:	/s/ Ivan R. Habibe
Ivan R. Habibe
Vice President, Treasurer and
Chief Financial Officer

Dated:	November 17, 2011

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